UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(f) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2006

STUDIO ONE MEDIA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-10196	23-2517953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7650 East Evans Rd., Suite C, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (480) 861-1183

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 15, 2006, Shelley International, CPA ("Shelley"), Mesa, Arizona, withdrew as the registrant's independent registered public accounting firm. The reason for the withdrawal is the retirement of the firm's principal. Shelley had audited the registrant's financial statements for the fiscal year ended June 30, 2005. Prior to the engagement of Shelly, the company’s auditors were Kopple & Gottlieb, LLP, Jenkintown, Pa. On May 18, 2006, the registrant engaged Moore & Associates, Chartered, to serve as the company's independent registered public accountants for the fiscal year ending June 30, 1006. The registrant's board of directors approved both actions.

The audit reports of  Shelley on the financial statements for the past year as of June 30, 2005 contained a separate paragraph stating: "The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As described in Note 1 to the consolidated financial statements the Company has suffered recurring losses from operations and has a working capital and stockholders deficiency of $1,322,130 as of June 30, 2005, which raises substantial doubt about the Company’s ability to continue as a going concern. The future of the Company as an operating business will depend on its ability to (1) obtain sufficient capital contributions and/or financing as may be required to sustain its current operations and (2) seek out a sale, merger or other business combination with another entity acceptable to the Board of Directors. Management’s plan concerning these matters is also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.” There were no other adverse opinions, disclaimers of opinions, or qualifications or modifications as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period through May 15, 2006, there were no disagreements with Shelley or Kopple & Gottlieb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Shelley or Kopple & Gottlieb, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Shelley to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.

There were no other "reportable events" as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant's two most recent fiscal years and the subsequent interim period ending May 15, 2006.

During the registrant's two most recent fiscal years and through May 15, 2006, the date prior to the engagement of Moore & Associates, Chartered, neither the registrant nor anyone on its behalf consulted Moore & Associates, Chartered, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO ONE MEDIA, INC.

June 5, 2006	By: /s/ Preston J. Shea Preston J. Shea, President

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

REGULATION S-K NUMBER	DOCUMENT
16.1	Letter from Shelley International, CPA